NASDAQ GS Symbol: FFNW

FIRST FINANCIAL NORTHWEST

July 2015

FORWARD LOOKING STATEMENT

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.fsbnw.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Bank History / Background


FIRST SAVINGS BANK
NORTHWEST

Bank History/Background

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- **All time high stock price $12.72 – 07/06/15**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $12.50 – 07/21/15

Community Bank:

First Savings Bank Northwest

- Organized in 1923 as a state savings and loan association
- Single branch office
  - Once thought to be a negative, now some view as a positive
- Converted to a Washington state chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002

Subsidiary:

First Financial Diversified Corporation

- Organized in 1980 – ceased active operations in 2013
- Residual loan portfolio

Market Area:

Headquartered in Renton, Washington

- Primarily serving customers along the I-5 corridor in Western Washington, with a primary focus in King county
- Coming soon – New office in Mill Creek, WA – Q3 2015

Key Data


FIRST SAVINGS BANK
NORTHWEST

KEY FINANCIAL RATIOS

	At or For the Quarter Ended				
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Performance Ratios:					
Return on assets	1.00 %	0.96 %	1.27 %	1.21 %	1.05 %
Return on equity	5.28	4.94	6.73	5.98	5.08
Dividend payout ratio	35.29	37.97	24.42	26.32	31.25
Equity-to-assets ratio	18.80	18.93	19.36	19.86	20.30
Interest rate spread	3.26	3.23	3.46	3.69	3.71
Net interest margin	3.42	3.40	3.61	3.84	3.86
Efficiency ratio	61.50	56.35	58.49	53.63	56.88
Noninterest expense as a percent of average total assets	2.06	1.84	2.06	1.99	2.09
Book value per common share	$ 12.20	$ 12.10	$ 11.96	$ 11.76	$ 11.60
Capital Ratios: (1)					
Tier 1 leverage ratio	11.70 %	11.64 %	11.79 %	18.98 %	18.91 %
Total capital ratio	18.52	18.59	19.56	29.18	29.31
Asset Quality Ratios: (2)					
Nonperforming assets as a percent of total assets	0.72 %	0.86 %	1.13 %	1.24 %	1.38 %
ALLL as a percent of total loans	1.58	1.54	1.55	1.67	1.73
ALLL as a percent of nonperforming loans	439.05	392.68	783.50	741.73	518.93

(1) Capital ratios are for First Savings Bank Northwest only.

(2) Loans are reported net of undisbursed funds.



LOCAL ECONOMY

EMPLOYERS

BOEING

- Renton – Home of the 737
- 42 planes built each month
- 2018 – 52 planes per month
- 70,000 employees in the region

PACCAR

amazon

- 15,000 employees in the region

Weyerhaeuser

- 10,000 employees in the region

FEDERAL RESERVE BANK OF SAN FRANCISCO
12 L
INC. MAY 20, 1914

STARBUCKS COFFEE

SEATTLE SEAHAWKS

- Headquarters in Renton

Microsoft

- 40,000 employees in the region

NORDSTROM

- 6,000 employees in the region

COSTCO WHOLESALE

Economic Activity



- King County population 2.1 million
- 8% increase from 2010



- Over 54% of Seattle residents with Bachelor's degrees
- 2X the national average



- King County median house price $420k
- ⬆9.1% from 2013



- Apartment vacancy rate was at 4.6%
- Development boom in South Lake Union

Unemployment

- Unemployment rate at 4.5% down from 9.6% in 2010

Top 100 Best Places to Live
in the United States

Liv 100 Rank	City, State	Livability Score	Econ Avg 50	Health Avg 47	Housing Avg 50	Civic Avg 50	Education Avg 39	Amenities Avg 46	Demo. Avg 50	Infrast. Avg 48
#14	Bellevue, WA	660	40	65	52	65	71	89	82	62
#46	**Renton, WA**	**632**	**73**	**67**	**76**	**34**	**51**	**68**	**80**	**58**
#47	Bellingham, WA	631	47	75	63	60	68	74	52	64
#55	Olympia, WA	629	53	58	77	70	51	66	60	68
#73	Kirkland, WA	619	49	68	53	63	63	75	63	61
#77	Redmond, WA	618	50	66	53	64	62	69	70	60

*Source – Livability.com – Top 100 Best Places to Live 2015 Best small to mid-sized cities in the U.S.

MANAGEMENT TEAM

Senior Management Team

Name	Title	Years with FSBNW	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	3	27
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	2	26
Herman L. Robinson	SVP, Chief Credit Officer (FSBNW)	5	47
Simon Soh	SVP, Chief Lending Officer (FSBNW)	5	25
Ronnie Clariza	SVP, Chief Risk Management Officer	12	14
Dalen Harrison	SVP, Chief Deposit Officer	1	32
Gregg DeRitis	FVP, Credit Administration	>1	36


WELCOME TO
RENTON
XLVIII
CHAMPIONS
HOME OF THE
SEATTLE
SEAHAWKS

Current Performance Metrics

COMPOSITION OF DEPOSITS

(dollars in millions)

Excludes Bank-Owned and Brokered Deposits



6/30/2012
$20.6
2.8%
$18.0
2.5%
$159.2
22.0%
$527.1
72.7%
6/30/2013
$25.3
4.0%
$18.5
2.9%
$147.2
23.3%
$439.7
69.7%
6/30/2014
$31.1
5.4%
$22.6
3.9%
$142.7
24.8%
$378.7
65.8%
6/30/2015
$38.6
6.9%
$26.0
4.6%
$157.7
28.3%
$335.4
60.1%
Checking
Savings
MMAs
CDs

FIRST FINANCIAL NORTHWEST

COST OF FUNDS



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.46% 2.46% 2.49% 2.48% 2.77%
1.62% 1.54% 1.50% 1.43% 1.25%
1.53% 1.43% 1.38% 1.30% 1.16%
1.12% 1.09% 1.08% 1.05% 0.99% 0.97% 0.92% 0.91% 0.89% 0.87% 0.96% 0.86% 0.96% 0.88% 0.95% 0.90% 0.95% 0.90%
0.79% 0.81% 0.84% 0.84% 0.87% 0.84% 0.86% 0.88% 0.88%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Total COF
Deposit COF
FHLB Advances COF

FIRST FINANCIAL NORTHWEST

NET INTEREST INCOME & NIM



Q1 2015 FDIC
WA State*
3.72% (median)
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.11%
3.03%
3.08%
3.09%
3.51%
3.71%
3.71%
3.82%
3.78%
3.86%
3.84%
3.61%
3.40%
3.42%
$7,710
$7,261
$7,211
$7,038
$7,389
$7,805
$7,745
$8,074
$8,054
$8,178
$8,219
$7,997
$7,522
$7,568
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
NII
NIM

* Source: FDIC State Profile, First Quarter - Washington

EFFICIENT OPERATIONS


Q1 2015 FDIC
Overhead to
Avg. Assets
(WA median%)
3.12%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
79%
78%
67%
69%
53%
56%
57%
54%
58%
56%
62%
2.35%
2.64%
2.39%
2.41%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Efficiency Ratio
Noninterest Expense/Average Assets

* Source: FDIC State Profile, First Quarter - Washington

FIRST FINANCIAL NORTHWEST

TOTAL LOAN PORTFOLIO


Construction
$37,559,205
6%
Business & Consumer
$13,325,800
2%
CRE
$241,250,151
36%
Multifamily
$122,480,489
18%
1-4 Family
$257,809,981
38%

$672,425,626

NONPERFORMING LOANS AND ASSETS TO PERCENT OF TOTAL LOANS AND ASSETS


10.95%
11.24%
8.21%
6.92%
6.25%
5.76%
Includes TDR's as reported by SNL
100% of TDRs are Performing Loans
3.28%
4.69%
3.42%
4.25%
0.59%
1.68%
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
Actual, as reported by FFNW
2011
2012
2013
2014
Q1 2015
Q2 2015
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

FIRST FINANCIAL NORTHWEST

DELINQUENT LOANS



Millions
$35
$30
$25
$20
$15
$10
$5
$-
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.32%
4.50%
0.86%
0.74%
0.60%
0.59%
$7
$24
$30
$7
$23
$29
$2
$4
$6
$4
$1
$5
$1
$3
$4
$2
$2
$4
2011
2012
2013
2014
Q1 2015
Q2 2015
Q1 2015
FDIC delinquent &
nonaccrual loans to
total loans
(median %)
1.14%
Delinquent Loans, 30 to 89 days
Nonaccrual
Total Delinquent, 30 to 89 days and Nonaccrual
Delinquent and Nonaccrual to Loans Receivable, Net

FIRST FINANCIAL NORTHWEST

FIRST FINANCIAL NORTHWEST, INC.

Consolidated Income Statements

Quarter Ended — dollars in thousands

	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Net Interest Income	$ 7,568	$ 7,522	$ 7,997	$ 8,219
Provision for Loan Losses	$ (500)	$ (100)	$ (1,200)	$ (300)
Net Interest Income after provision	$ 8,068	$ 7,622	$ 9,197	$ 8,519
Total Noninterest Income	$ 357	$ 91	$ 156	$ 186
Total Noninterest Expense	$ 4,874	$ 4,290	$ 4,769	$ 4,508
Income before Tax	$ 3,551	$ 3,423	$ 4,584	$ 4,197
Federal Income Tax	$ 1,183	$ 1,194	$ 1,644	$ 1,462
Net Income	**$ 2,368**	**$ 2,229**	**$ 2,940**	**$ 2,735**
Total Assets	**$ 944,432**	**$ 955,004**	**$ 936,997**	**$ 915,419**

FIRST FINANCIAL NORTHWEST, INC.

Consolidated Income Statements

Year Ended December 31,						dollars in thousands
		2014		2013		2012
Net Interest Income	$	32,448	$	31,013	$	29,220
Provision for Loan Losses	$	(2,100)	$	(100)	$	3,050
Net Interest Income after provision	$	34,548	$	31,113	$	26,170
Total Noninterest Income	$	498	$	891	$	974
Total Noninterest Expense	$	18,503	$	21,082	$	25,430
Income before Tax	$	16,543	$	10,922	$	1,714
Federal Income Tax	$	5,856	$	(13,543)	$	(999)
Net Income	**$**	**10,687**	**$**	**24,465**	**$**	**2,713**
Total Assets	**$**	**936,997**	**$**	**920,979**	**$**	**942,655**

FFNW
Stock Price & Book Value
Jun 2011 – Jun 2015
End of Quarters



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
9.53
9.52
9.64
9.71
9.79
9.84
9.95
10.04
10.88
11.05
11.25
11.42
11.60
11.76
11.96
12.10
12.20
5.08
5.62
5.90
7.72
8.12
8.05
7.55
7.81
10.31
10.43
10.37
10.15
10.87
10.21
12.04
12.35
12.46
Jun 2011
Sep 2011
Dec 2011
Mar 2012
Jun 2012
Sep 2012
Dec 2012
Mar 2013
Jun 2013
Sep 2013
Dec 2013
Mar 2014
Jun 2014
Sep 2014
Dec 2014
Mar 2015
Jun 2015
Book Value
Stock Price

FIRST FINANCIAL NORTHWEST

FFNW
SHARE REPURCHASES 2013-2015



1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
1,654,547
501,820
571,651
992,840
274,081
327,112
268,300
396,757
$9.93
$10.67
$10.84
$10.86
$10.91
$11.40
$12.00
$11.95
Q2 2013
Q3 2013
Q4 2013
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Shares Purchased
Weighted Average Price

JAN 1, 2013 – JUN 30, 2015 REPURCHASED 4,987,108 SHARES TOTAL AT A WEIGHTED-AVERAGE PRICE OF $10.72

FIRST FINANCIAL NORTHWEST

First Financial Shares have Outperformed Peers and the Broader Indices

3-Year Stock Price Performance



Western US Peers 67.7 %
KBW Regional Bank 66.3
S&P 500 65.4
FFNW 50.6
90%
80
70
60
50
40
30
20
10
0
(10)
(20)
Jun-12
Oct-12
Feb-13
Jun-13
Oct-13
Feb-14
Jun-14
Oct-14
Feb-15
Jun-15
Western US Peers
KRX
S&P 500
FFNW

Valuation and Stock Price Performance

	FFNW	CACB	PCBK	RVSB	TSBK	PFLC	CZBC	Peer Group Median [1]	Regional Bank Index	S&P 500
Valuation										
Price	$11.61	$4.98	$13.09	$4.14	$9.82	$6.56	$12.30	–	$84.44	$2,114
% of 52-wk High	91.7%	88.1%	89.3%	87.0%	84.8%	95.1%	94.6%	88.7%	96.3%	99.2%
P/TBV	0.96x	1.53x	1.53x	1.20x	0.87x	1.13x	1.06x	1.16x	1.98x	8.74x
P/2015E Earnings[2]	–	18.2	14.3	24.7	–	–	–	18.2	16.4	17.4
Stock Price Performance										
1-Week	(2.0)%	0.6 %	0.7 %	1.5 %	(2.8)%	(1.2)%	(1.6)%	(0.3)%	1.9 %	(0.4)%
30-Day	(2.1)	3.1	1.2	(5.3)	(5.6)	(3.4)	-	(1.7)	5.8	0.3
3-Month	(3.3)	6.2	(2.9)	(7.6)	(6.7)	(4.2)	0.8	(3.6)	7.9	0.3
1-Year	5.1	15.5	(1.9)	12.2	(7.9)	3.3	15.1	7.8	14.0	9.9
5-Year	143.4	(12.6)	18.7	42.8	151.8	50.8	15.1	30.7	64.5	91.7

Source: Capital IQ, SNL Financial, Company filings.
Note: Market data as of June 3, 2015, used the most recent quarter reported for each company, Q1 2015 and Q4 2014.
(1) Western US Peers include CACB, PCBK, RVSB, TSBK, PFLC and CZBC. P/TBV and P/E figures reflect median metrics. Stock price performance figures reflect average metrics.
(2) SNL Price/ EPS Estimate (2015).

FIRST FINANCIAL NORTHWEST

ECONOMIES OF SCALE IN THE BANKING SECTOR

Attaining over $5 billion in assets typically results in more efficient operations, translating into increased profitability and higher valuations

Efficiency Ratio



80.0%
75.0
70.0
65.0
60.0
55.0
56.4%
75.9%
67.8%
62.5%
60.8%
61.7%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

Noninterest Expense / Average Assets



3.20%
3.00
2.80
2.60
2.40
2.20
2.00
1.82%
3.05%
2.93%
2.67%
2.70%
2.45%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

ROAA



1.10%
1.00
0.90
0.80
0.70
0.60
0.96%
0.66%
0.84%
0.97%
0.96%
0.96%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

Valuation



P / TBV (LHS)
P / LTM EPS (RHS)
2.00x
1.75
1.50
1.25
1.00
0.75
20.0
18.0x
16.0
14.0
12.0
10.0
1.02x
0.95x
12.7x
17.39x
1.29x
14.6x
1.57x
15.5x
1.79x
16.8x
1.72x
18.1x
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn
FFNW – 3/31/15

Source: SNL Financial.
Note: Financial data as of most recent reported quarter. Market data as of June 3, 2015. Includes publicly traded US headquartered banks. Excludes MHCs and Co-Ops.

FIRST FINANCIAL NORTHWEST

STRATEGIC INITIATIVES



Strategic Initiatives

- Up-streamed $70MM from Bank to Holding Company in late 2014
- Continue repurchasing shares; current plan authorizes repurchasing shares through October 28, 2015.
- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Acquisition of whole bank(s) or branches
  - Grow organically
- Regulatory relations – Quarterly updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB – Recently Completed Exams: Safety & Soundness, Compliance, Fair Lending, CRA, and IT.

STRATEGIC INITIATIVES CONT.

- Develop an efficient deposit gathering strategy while embracing technology in order to diversify deposit composition away from CDs
- Position the Bank to explore niche expansion opportunities
  1) Grow market share of the Chinese/American sector including EB-5 which no Seattle-based bank solves
  2) Expand other niche opportunities vacated by non-bank lenders
- Branch Expansion – Mill Creek office to open in Q3 2015, Edmonds in Q4 2015, and others in 2016 and beyond
- Hire lending teams to pursue / expand niche markets
- Core Processor conversion – August 2015
- Implemented Wealth Management products and services via LPL Financial

THANK YOU!